EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard De Young, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amended Annual Report of BSML Inc. on Form 10-K/A for the fiscal year ended December 30, 2006 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Amended Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of BSML, Inc.

Date: May 18, 2007

By:	/s/ Richard De Young
Richard De Young
Chief Financial Officer
(Principal Accounting and Financial Officer)